SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



   Date of Report (Date of earliest event reported)........ December 30, 1998



                          CHINA FOOD & BEVERAGE COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




            NEVADA                  0-11734                87-0548148
            ------                  -------                ----------
(State or other jurisdiction of   (Commission    (I.R.S. Employer Identification
 incorporation or organization)    File No.)      No.)



                8 West 38th Street, 9th Floor, New York, NY 10018
              -----------------------------------------------------
              (Address of principal executive offices and Zip Code)



Registrant's telephone number, including area code:    (212) 398-7833
                                                   ------------------

Item 7. Financial Statements and Pro Forma Financial Information




                         ANHUI HAO DUN BREWERY CO. LTD.

                              FINANCIAL STATEMENTS

                                December 31, 1997

                                 C O N T E N T S



Independent Auditors' Report.................................................. 3

Balance Sheet................................................................. 4

Statement of Operations....................................................... 6

Statement of Stockholders' Equity............................................. 7

Statement of Cash Flows....................................................... 8

Notes to the Financial  Statements............................................ 9

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


Board of Directors
Anhui Hao Dun Brewery Co. Ltd.
Anhui, Peoples Republic of China

We have audited the accompanying balance sheet of Anhui Hao Dun Brewery Co. Ltd. as of December 31, 1997 and the related statements of operations, stockholders' equity and cash flows for the year ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Anhui Hao Dun Brewery Co. Ltd. as of December 31, 1997, and the results of its operations and its cash flows for the year ended December 31, 1997 in conformity with generally accepted accounting principles.



Jones, Jensen & Company
Salt Lake City, Utah
February 27, 1999

                         ANHUI HAO DUN BREWERY CO. LTD.
                                  Balance Sheet


                                     ASSETS
                                     ------

                                                                 December 31,
                                                                     1997
                                                              -----------------

CURRENT ASSETS

   Cash and cash equivalents                                  $         243,108
   Accounts receivable (net) (Note 1)                                 2,550,159
   Note receivable                                                       36,234
   Inventory                                                            973,195
   Other receivables                                                    696,358
                                                              -----------------

     Total Current Assets                                             4,499,054
                                                              -----------------
FIXED ASSETS (Note 4)

   Buildings                                                          3,339,090
   Machinery and equipment                                            7,937,790
   Accumulated depreciation                                          (1,627,575)
                                                              -----------------

     Total Fixed Assets                                               9,649,305
                                                              -----------------
OTHER ASSETS

   Construction in progress                                             226,290
   Deferred and prepaid expenses                                      1,115,924
                                                              -----------------
     Total Other Assets                                               1,342,214
                                                              -----------------
     TOTAL ASSETS                                             $      15,490,573
                                                              =================


   The accompanying notes are an integral part of these financial statements.

                         ANHUI HAO DUN BREWERY CO. LTD.
                                  Balance Sheet

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

                                                                              December 31,
                                                                                  1997
                                                                           -----------------
CURRENT LIABILITIES

   Accounts payable                                                        $         394,162
   Accrued expenses                                                                1,906,372
   Taxes payable (Note 3)                                                          4,619,863
   Customer prepayments                                                              514,318
   Notes payable (Note 2)                                                          5,383,789
                                                                           -----------------

     Total Current Liabilities                                                    12,818,504
                                                                           -----------------

LONG-TERM LIABILITIES

   Notes payable (Note 2)                                                            361,980
   Other liabilities                                                                 128,261
                                                                           -----------------

     Total Long-Term Liabilities                                                     490,241
                                                                           -----------------

     Total Liabilities                                                            13,308,745
                                                                           -----------------

STOCKHOLDERS' EQUITY

   Paid-in capital, no par value, no shares issued and outstanding                 1,304,697
   Currency translation adjustment                                                     4,144
   Retained earnings                                                                 872,987
                                                                           -----------------

     Total Stockholders' Equity                                                    2,181,828
                                                                           -----------------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $      15,490,573
                                                                           =================

   The accompanying notes are an integral part of these financial statements.

                         ANHUI HAO DUN BREWERY CO. LTD.
                             Statement of Operations
                      For the Year Ended December 31, 1997


NET SALES                                                   $      14,659,236

COST OF SALES                                                       9,226,327
                                                            -----------------

GROSS MARGIN                                                        5,432,909
                                                            -----------------

COSTS AND EXPENSES

   Selling expenses                                                   459,503
   General and administrative                                       1,479,783
                                                            -----------------

     Total Costs and Expenses                                       1,939,286
                                                            -----------------

INCOME BEFORE OTHER EXPENSE                                         3,493,623
                                                            -----------------

OTHER EXPENSE

   Interest expense                                                   696,630
                                                            -----------------

     Total Other Expense                                              696,630
                                                            -----------------

INCOME BEFORE TAX                                                   2,796,993

VALUE ADDED TAX AND INCOME TAX EXPENSE (Note 3)                     1,985,657
                                                            -----------------

NET INCOME                                                  $         811,336
                                                            =================


   The accompanying notes are an integral part of these financial statements.

                         ANHUI HAO DUN BREWERY CO. LTD.
                        Statement of Stockholders' Equity

                                                                                     Currency
                                           Paid-In              Translation          Retained
                                           Capital               Adjustment          Earnings
                                     ------------------   ------------------   -----------------
Balance, December 31, 1996           $        1,304,697   $           -        $          61,651

Currency translation adjustment                  -                     4,114              -

Net income for the year ended
 December 31, 1997                               -                    -                  811,336
                                     ------------------   ------------------   -----------------

Balance, December 31, 1997           $        1,304,697   $            4,114   $         872,987
                                     ==================   ==================   =================


   The accompanying notes are an integral part of these financial statements.

                         ANHUI HAO DUN BREWERY CO. LTD.
                             Statement of Cash Flows

                                                                       December 31,
                                                                           1997
                                                                    -----------------
CASH FLOWS FROM OPERATING ACTIVITIES

   Net income                                                       $         811,337
   Adjustments to reconcile net income to net cash
    used by operating activities:
     Depreciation                                                             629,202
     Bad debt expense                                                          50,946
   Changes in assets and liabilities:
     (Increase) in accounts receivable                                     (1,533,003)
      (Increase) in note receivable                                           (36,234)
     (Increase) in other receivables                                         (619,824)
     (Increase) in inventory                                                  (75,273)
     (Increase) in deferred/prepaid assets                                   (191,953)
     Decrease in construction in progress                                     245,955
     Increase in accounts payable and accrued expenses                        935,832
     Increase in customer prepayments                                         385,420
     Increase in taxes payable                                              2,075,112
                                                                    -----------------
       Net Cash Provided by Operating Activities                            2,677,517
                                                                    -----------------

CASH FLOWS FROM INVESTING ACTIVITIES

   Purchase of fixed assets                                                (3,282,278)
                                                                    -----------------
       Net Cash (Used) in Investing Activities                             (3,282,278)
                                                                    -----------------

CASH FLOWS FROM FINANCING ACTIVITIES

   Proceeds from notes payable                                              2,249,776
   Payments on notes payable                                               (1,704,155)
                                                                    -----------------
       Net Cash Provided by Financing Activities                              545,621
                                                                    -----------------

NET (DECREASE) IN CASH                                                        (59,140)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                                302,248
                                                                    -----------------

CASH AND CASH EQUIVALENTS AT END OF YEAR                            $         243,108
                                                                    =================

SUPPLEMENTAL SCHEDULE OF CASH FLOW ACTIVITIES:

   Cash Paid For:

     Interest                                                       $         696,630
     Income taxes                                                   $          -

   The accompanying notes are an integral part of these financial statements.

                         ANHUI HAO DUN BREWERY CO. LTD.
                        Notes to the Financial Statement
                                December 31, 1997


NOTE 1 -      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

              a.  Organization

              The financial statements are those of Anhui Hao Dun Brewery Co. Ltd. (the Company) The Company was organized in the city of Luan, Anhui Province in the People's Republic of China in 1986 for the purpose of making and distributing beer products. The Company was organized as a state owned entity, accordingly, no shares were authorized, issued or outstanding.

              b.  Accounting Method

              The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a December 31 year end.

              c.  Cash and Cash Equivalents

              Cash  equivalents  include short term,  highly liquid  investments
              with   maturities   of  three  months  or  less  at  the  time  of
              acquisition.

              d.  Use of Estimates

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              e.  Accounts Receivable

              The Company's accounts receivable are shown net of an allowance for bad debt of $107,150 at December 31, 1997.

              f.  Advertising

              The Company expenses the advertising costs as incurred.

              g.  Foreign Currency Translation

              Monetary assets and liabilities denominated in foreign currencies are translated into United States dollars at the period and exchange rate. Non-monetary assets are translated at the historical exchange rate and all income and expenses are translated at the exchange rates prevailing during the period. Foreign exchange currency translation adjustments are included in the stockholders' equity section.

                         ANHUI HAO DUN BREWERY CO. LTD.
                        Notes to the Financial Statement
                                December 31, 1997


NOTE 1 -      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
              (Continued)

              h.  Fair Value of Financial Instruments

              As at December 31, 1997, the fair value of cash, accounts receivable and accounts and advances payable including amounts due to and from related parties, approximate carrying values because of the short-term maturity of these instruments.

              i.  Foreign Operations

              The Company currently conducts activities in The Peoples Republic of China (PRC). The Company may be materially adversely affected by possible political or economic instability in PRC. The risks include, but are not limited to, military repression, expropriation, changing fiscal regimes, extreme fluctuations in currency exchange rates, high rates of inflation and the absence of industrial and economic infrastructure. Operations may be affected in varying degrees by government regulations with respect to production restrictions, price controls, export controls, income and other taxes, expropriation of property, maintenance of claims, environmental legislation, labor, welfare benefit policies, land use, land claims of local residents, water use and mine safety. The effect of these factors cannot be accurately predicted.

              j.  Capital Assets and Amortization

              Capital assets are recorded at cost and amortization is provided over the estimated economic life on a straight-line basis at the following rates:

                        Machinery                    14 years
                        Buildings                    25 years

              k.  Income Taxes

              Taxes payable consist of Value Added Tax (VAT) which is calculated by multiplying 17% of sales minus the purchasing tax, Consumption Tax (CT) which is calculated by multiplying $26.84 by each ton of beer which is sold, and the City Construction Tax (CCT) which is calculated by multiplying 7% of the total VAT and CT.

                         ANHUI HAO DUN BREWERY CO. LTD.
                        Notes to the Financial Statement
                                December 31, 1997

NOTE 2 -      NOTES PAYABLE
                                                                                                  December 31,
                                                                                                      1997
                                                                                               -----------------
              The Company  has taken out  several  loans from the  Industrial  &
               Commercial  Bank  and the  Agriculture  Bank.  These  loans  bear interest at 12%,  require  monthly  payments of $122,020  and are secured by the fixed
               assets of the Company.                                                          $       2,038,973

              The  Company  has  received  advances  from its  employees  of the
               Company which were  interest  bearing at rates between 6% and 12%
               per annum and due on demand. These funds
               are to be used for staff welfare and other employee expenses.                           3,706,796
                                                                                               -----------------

                           Total Notes Payable                                                         5,745,769

                           Less: Current Portion                                                      (5,383,789)
                                                                                               -----------------
                           Long-Term Portion                                                   $         361,980
                                                                                               =================

              Maturities of notes payable:

                           1998                                                                $       5,383,789
                           1999                                                                          361,980
                                                                                               -----------------

                           Total                                                               $       5,745,769
                                                                                               =================

NOTE 3 -      TAXES PAYABLE

              Taxes payable consisted of the following at December 31, 1997:

                           Value added tax                                                     $         976,005
                           Consumption tax                                                             3,500,998
                           City construction tax                                                         142,860
                                                                                               -----------------

                           Total                                                               $       4,619,863
                                                                                               =================

              The Company had value added and income tax expense of $1,985,656 for the year ended December 31, 1997.

NOTE 4 -      FIXED ASSETS

                                                                                                      1997
                                                                                Accumulated          Net Book
                                                             Cost              Depreciation          Value
                                                       ------------------  ------------------  -------------------
              Machinery and equipment                  $        7,937,790  $        1,139,303  $         6,794,487
              Buildings                                         3,339,090             488,272            2,850,818
                                                       ------------------  ------------------  -------------------

                                                       $       11,276,880  $        1,627,575  $         9,649,305
                                                       ==================  ==================  ===================

              During the year ended December 31, 1997, the Company expensed $629,202 in depreciation.

                         CHINA FOOD AND BEVERAGE COMPANY
                                AND SUBSIDIARIES

                   CONSOLIDATED PROFORMA FINANCIAL STATEMENTS

                                December 31, 1997

                                 C O N T E N T S




Consolidated Proforma Balance Sheet........................................... 3

Consolidated Proforma Statement of Operations................................. 5

Statement of Assumptions and Disclosures...................................... 6

                         CHINA FOOD AND BEVERAGE COMPANY
                                AND SUBSIDIARIES
                       Consolidated Proforma Balance Sheet
                                December 31, 1997
                                   (Unaudited)


                                     ASSETS
                                     ------

                                          China Food           Victoria                              Proforma
                                         and Beverage          Beverage           Anhui Hao         Adjustments
                                         Company and           Company           Dun Brewery          Increase         Proforma
                                          Subsidiary           Limited            Co. Ltd.           (Decrease)       Consolidated
                                      -----------------   -----------------  ------------------  -----------------  ---------------
CURRENT ASSETS
   Cash                               $             947   $          -       $          243,108  $          -       $       244,055
   Accounts receivable, net                      -                   -                2,550,159             -             2,550,159
   Inventory                                     -                   -                  973,195             -               973,195
   Note receivable                               -                   -                   36,234             -                36,234
   Other receivables                             -                   -                  696,358             -               696,358
                                      -----------------   -----------------  ------------------  -----------------  ---------------

     Total Current Assets                           947              -                4,499,054             -             4,500,001
                                      -----------------   -----------------  ------------------  -----------------  ---------------

FIXED ASSETS

   Buildings                                     -                   -                3,339,090             -             3,339,090
   Machinery and equipment                       -                   -                7,937,790             -             7,937,790
   Accumulated depreciation                      -                   -               (1,627,575)            -            (1,627,575)
                                      -----------------   -----------------  ------------------  -----------------  ---------------

     Total Fixed Assets                          -                   -                9,649,305             -             9,649,305
                                      -----------------   -----------------  ------------------  -----------------  ---------------

OTHER ASSETS

   Investment                                    -               10,500,000              -             (10,500,000)          -
   Construction in progress                      -                   -                  226,290             -               226,290
   Deferred and prepaid
    expenses                                     -                   -                1,115,924             -             1,115,924
                                      -----------------   -----------------  ------------------  -----------------  ---------------

     Total Other Assets                          -               10,500,000           1,342,214        (10,500,000)       1,342,214
                                      -----------------   -----------------  ------------------  -----------------  ---------------

     TOTAL ASSETS                     $             947   $      10,500,000  $       15,490,573  $     (10,500,000) $    15,491,520
                                      =================   =================  ==================  =================  ===============



                   See Summary of Assumptions and Disclosures.

                         CHINA FOOD AND BEVERAGE COMPANY
                                AND SUBSIDIARIES
                 Consolidated Proforma Balance Sheet (Continued)
                                December 31, 1997
                                   (Unaudited)


                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                 ----------------------------------------------

                                          China Food          Victoria                               Proforma
                                         and Beverage         Beverage           Anhui Hao          Adjustments
                                         Company and          Company           Dun Brewery           Increase         Proforma
                                          Subsidiary          Limited             Co. Ltd.           (Decrease)       Consolidated
                                      -----------------   -----------------  ------------------  -----------------  ---------------
CURRENT LIABILITIES
   Accounts payable                   $          77,682   $          -       $          394,162  $          25,000  $       496,844
   Accrued expenses                             211,364              -                7,040,553             -             7,251,917
   Payable - stockholders                        47,382              -                   -                  -                47,382
   Notes payable                                 -               10,500,000           5,383,789        (10,500,000)       5,383,789
                                      -----------------   -----------------  ------------------  -----------------  ---------------

     Total Current Liabilities                  336,428          10,500,000          12,818,504        (10,475,000)      13,179,932
                                      -----------------   -----------------  ------------------  -----------------  ---------------

LONG-TERM DEBT

   Notes payable - less current
    portion                                     160,000              -                  490,241             -               650,241
                                      -----------------   -----------------  ------------------  -----------------  ---------------

     Total Long-Term Debt                       160,000              -                  490.241             -               650,241
                                      -----------------   -----------------  ------------------  -----------------  ---------------

     TOTAL LIABILITIES                          496,428          10,500,000          13,308,745        (10,475,000)      13,830,173
                                      -----------------   -----------------  ------------------  -----------------  ---------------

MINORITY INTEREST                                -                   -                   -                 981,823          981,823
                                      -----------------   -----------------  ------------------  -----------------  ---------------

STOCKHOLDERS' EQUITY
 (DEFICIT)

   Common stock: 100,000,000
    shares authorized of $0.001
    par value, 4,229,315 shares
    issued and outstanding                        2,930                   2              -                   1,297            4,229
   Additional paid-in capital                15,997,741              -                1,304,697        (17,139,170)         163,268
   Foreign currency adjustment                   -                   -                    4,144             -                 4,144
   Retained earnings                        (16,496,152)                 (2)            872,987         16,131,050          507,883
                                      -----------------   -----------------  ------------------  -----------------  ---------------

     Total  Stockholders' Equity
      (Deficit)                                (495,481)             -                2,181,828         (1,006,823)         679,524
                                      -----------------   -----------------  ------------------  -----------------  ---------------

     TOTAL LIABILITIES AND
      STOCKHOLDERS' EQUITY
      (DEFICIT)                       $             947   $      10,500,000  $       15,490,573  $     (10,500,000) $    15,491,520
                                      =================   =================  ==================  =================  ===============


                   See Summary of Assumptions and Disclosures.

                         CHINA FOOD AND BEVERAGE COMPANY
                                AND SUBSIDIARIES
                      Consolidated Statement of Operations
                                December 31, 1997
                                   (Unaudited)

                                          China Food          Victoria                               Proforma
                                         and Beverage         Beverage           Anhui Hao          Adjustments
                                         Company and          Company           Dun Brewery           Increase          Proforma
                                          Subsidiary          Limited             Co. Ltd.           (Decrease)       Consolidated
                                      -----------------   -----------------  ------------------  -----------------  ---------------
REVENUES                              $          -        $          -       $       14,659,236  $          -       $    14,659,236
                                      -----------------   -----------------  ------------------  -----------------  ---------------

OPERATING EXPENSES

   Cost of product sold                          -                   -                9,226,327             -             9,226,327
   Selling expense                               -                   -                  459,503             -               459,503
   Depreciation and amortization                 -                   -                   76,597             -                76,597
   General and administrative                   689,215              -                1,403,186             -             2,092,401
                                      -----------------   -----------------  ------------------  -----------------  ---------------

     Total Operating Expenses                   689,215              -               11,165,613             -            11,854,828
                                      -----------------   -----------------  ------------------  -----------------  ---------------

OPERATING (LOSS) INCOME                        (689,215)             -                3,493,623             -             2,804,408
                                      -----------------   -----------------  ------------------  -----------------  ---------------

OTHER EXPENSES

   Loss on investment                         1,600,000              -                   -                  -             1,600,000
   Interest expense                              55,962              -                  696,630             -               752,592
                                      -----------------   -----------------  ------------------  -----------------  ---------------

     Total Other Expense                      1,655,962              -                  696,630             -             2,352,592
                                      -----------------   -----------------  ------------------  -----------------  ---------------

LOSS BEFORE INCOME TAXES                     (2,345,177)             -                2,796,993             -               451,816

INCOME TAXES                                     -                   -                1,985,656             -             1,985,656
                                      -----------------   -----------------  ------------------  -----------------  ---------------

NET (LOSS) INCOME                     $      (2,345,177)  $          -       $          811,337  $          -       $    (1,533,840)
                                      =================   =================  ==================  =================  ===============


                   See Summary of Assumptions and Disclosures.

                         CHINA FOOD AND BEVERAGE COMPANY
                                AND SUBSIDIARIES
                      Summary of Assumptions and Disclosure
                                December 31, 1997


NOTE 1 -      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

              a.  Business Organization

              China Food and Beverage Company (the Company) was incorporated on November 6, 1987 under the laws of the State of Nevada. The Company subsequently ceased its original business activity in 1997 and thereafter primarily investigated and sought new business opportunities.

              The Company has a 100% owned subsidiary, Victoria Beverage Company Limited (Victoria), which has a 55% owned subsidiary (Anhui Hao Dun Brewery Co. Ltd.) (Anhui) which was incorporated in the nation of China in 1986, for the purpose of operating a beer brewery. Victoria was incorporated in the Isle of Man on May 9, 1993 for the purpose of acquiring foreign companies.

              The Company has entered into an agreement to acquire 100% of the shares of Victoria who owns 55% of Anhui for 4,200,000 shares of the Company's common stock. The acquisition will be accounted for as a purchase of Victoria.

              The acquisition was accounted for as a recapitalization of Victoria because the shareholders of Victoria controlled the Company after the acquisition. Therefore, Victoria is treated as the acquiring entity. There was no adjustment to the carrying value of the assets or liabilities of Victoria in the exchange. The Company is the acquiring entity for legal purposes and Victoria is the surviving entity for accounting purposes.

              1. Record  the  purchase  of  Victoria  through  the  issuance  of
                 4,200,000 shares of common stock:
                                      Common stock                                              $            4,200
                                      Additional paid-in capital                                          (620,921)
                                      Minority interest                                                    981,823
                                      Retained earnings                                                   (365,102)
                                                                                                ------------------

                                               Total                                            $           -
                                                                                                ==================

              2. Record the estimated costs of the merger:

                                      Accounts payable                                          $           25,000
                                      Additional paid-in capital                                           (25,000)
                                                                                                ------------------

                                               Total                                            $           -
                                                                                                ==================

              3. Record a 1 share for 100 shares reverse split of China Food and Beverage Company:

                                      Common stock                                              $           (2,901)
                                      Additional paid-in capital                                             2,901
                                                                                                ------------------

                                               Total                                            $           -
                                                                                                ==================

                         CHINA FOOD AND BEVERAGE COMPANY
                                AND SUBSIDIARIES
                      Summary of Assumptions and Disclosure
                                December 31, 1997


NOTE 1 -      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
              (Continued)

              a.  Business Organization (Continued)

              4. Eliminate the equity of China Food and Beverage Company:

                                      Additional paid-in capital                     $      (16,496,152)
                                      Deficit accumulated during the development
                                       stage                                                 16,496,152

                                               Total                                 $           -
                                                                                     ==================

              5. Eliminate the investment and note payable of Victoria  Beverage
Co. Ltd.:

                                      Note payable                                   $      (10,500,000)
                                      Investment in Anhui                                    10,500,000
                                                                                     ------------------

                                               Total                                 $           -
                                                                                     ==================

              6. Eliminate the common stock of Victoria:

                                      Common stock                                   $               (2)
                                      Additional paid-in capital                                      2
                                                                                     ------------------

                                               Total                                 $           -
                                                                                     ==================

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.Date:


January 8, 1999



                                                CHINA FOOD & BEVERAGE COMPANY
                                                (Registrant)
                                                By: /s/ James Tilton
                                                   -----------------------------
                                                        James Tilton, President